ADDENDUM TO

TECHNOLOGY TRANSFER LICENSE AGREEMENT

This Addendum, effective on the 14th day of June, 2011, to the Technology Transfer License Agreement (the “Agreement”), which is Schedule D of the Asset Purchase Agreement, both agreements being effective May 31, 2011 by and:

Between:

SILICON SOUTH, INC. (to be known as Alpha Wastewater Inc.), a Nevada, USA Public Corporation Registered extra-provincially in British Columbia and located at Suite1500-701 West Georgia Street, Vancouver, B.C.V7Y 1C6, Canada

                                                                                                                   (“LICENSOR”)

and:

ECOfluid Systems, Inc., a British Columbia, Canada Corporation, located at #209 – 5589 Byrne Road, Burnaby, B.C. V5J 3J1, Canada.

                                                                                                                   ("LICENSEE")

Change paragraph 1(g) to read as follows:

(g)

“Exclusive Territory” shall mean North America, inclusive of Hawaii, Central America and the Caribbean, and any other country granted by the Licensor.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Effective Date.

Signed in the presence of:

_____________________________

)

Silicon South, Inc.

Witness

)

by its authorized signatory

_____________________________

)

/s/ Brian L. Hauff

Address

___________________________

_____________________________

)

Brian L. Hauff, President/Director

Title

_____________________________

)

ECOfluid Systems, Inc.

Witness

)

by its authorized signatory

_____________________________

)

/s/ Karel V. Galland

Address

)

___________________________

_____________________________

)

Karel V. Galland, President

Title